UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 12, 2006

Linn Energy, LLC

(Exact name of registrant as specified in its charter)

Delaware	001-51719	65-1177591
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

650 Washington Road, 8th Floor
Pittsburgh, Pennsylvania		15228
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (412) 440-1400

NOT APPLICABLE

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On January 12, 2006, Linn Energy, LLC, a Delaware limited liability company (the “Company”), entered into an underwriting agreement (the “Underwriting Agreement”) with Linn Operating, Inc., a Delaware corporation (“Linn Operating”), Linn Energy Holdings, LLC, a Delaware limited liability company (“Linn Holdings”), Chipperco, LLC, a Delaware limited liability company (“Chipperco”), Mid Atlantic Well Service, Inc., a Delaware corporation (“Mid Atlantic”), Quantum Energy Partners II, LP, a Delaware limited partnership, and RBC Capital Markets Corporation, Lehman Brothers, Inc., A.G. Edwards & Sons, Inc., UBS Securities LLC, KeyBanc Capital Markets, a Division of McDonald Investments, Inc. and Raymond James & Associates, Inc. (collectively, the “Underwriters”) providing for the offer and sale in a firm commitment underwritten offering of 11,750,000 units representing limited liability company interests in the Company (“Units”) to be sold by the Company at a price to the public of $21.00 per Unit ($19.53 per Unit, net of underwriting discounts).  Pursuant to the Underwriting Agreement, the Company granted the Underwriters a 30-day option to purchase up to an additional 1,762,500 Units (the “Option”) on the same terms and conditions if the Underwriters sold more than 11,750,000 Units in the offering.

In the Underwriting Agreement, the Company, Linn Operating, Linn Holdings, Chipperco and Mid Atlantic agreed, on the terms and conditions set forth therein, to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”), or to contribute to payments the Underwriters may be required to make as a result of any of those liabilities.   A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

Item 3.02  Unregistered Sale of Equity Securities

In connection with the consummation of the transactions contemplated by the Underwriting Agreement described in Item 1.01 above and that certain Stakeholders’ Agreement (filed on June 3, 2005 as Exhibit 10.4 to the Company’s Registration Statement on Form S-1 (File No. 333-125501)) by and among the pre-existing members of the Company, and as described in the final prospectus (the “Prospectus”) dated January 12, 2006 and filed on January 13, 2006 with the Securities and Exchange Commission (File No. 333-125501) pursuant to Rule 424(b)(4) under the Securities Act, on January 19, 2006, the Company redeemed a portion of its pre-existing members’ membership interests for cash, and the remaining membership interests were exchanged for an aggregate of 15,719,136 Units.  Each pre-existing member was allocated cash and/or Units based on a formula that was tied to the initial public offering price of $21.00 per Unit.

The exchange transactions were undertaken in reliance upon the exemption from the registration requirements of the Securities Act afforded by Section 4(2).  The Company believes that exemptions other than the foregoing exemption may exist for these transactions.

Item 3.03  Material Modification to Rights of Security Holders

On January 19, 2006, the Limited Liability Company Agreement of the Company was amended and restated (the “Second Amended and Restated Limited Liability Company Agreement”) in connection with the closing of the initial public offering.  A description of the Second Amended and Restated Limited Liability Company Agreement is contained in the section entitled “The Limited Liability Company Agreement” of the Prospectus and is incorporated herein by reference in its entirety.  A copy of the Second Amended and Restated Limited Liability Company Agreement as adopted is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Effective immediately following the pricing of the Company’s initial public offering on January 12, 2005, Messrs. George A. Alcorn, Terrence S. Jacobs and Jeffrey C. Swoveland were appointed to serve as directors of the

Company.  Messrs. Alcorn, Jacobs and Swoveland were also each appointed to the Audit Committee, Nominating Committee, Compensation Committee and Conflicts Committee of the Board of Directors of the Company.

There is no arrangement or understanding between Messrs. Alcorn, Jacobs or Swoveland and any other persons pursuant to which they were selected to serve as directors of the Company.  There are no existing relationships between Messrs. Alcorn, Jacobs or Swoveland and the Company that would require disclosure pursuant to Item 404(a) of Regulation S-K.

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The information disclosed in Item 3.03 of this Current Report on Form 8-K above is incorporated by reference into this Item 5.03 in its entirety.

Item 8.01  Other Events

On January 13, 2006, the Company announced the pricing of its initial public offering of 11,750,000 Units at an initial public offering price of $21.00 per Unit.  A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

On January 19, 2006, the Company completed its initial public offering of 11,750,000 Units pursuant to the terms and conditions of the Underwriting Agreement described in Item 1.01 above.

Item 9.01  Financial Statements and Exhibits.

(c)           Exhibits.

Exhibit Number	Description
1.1

Underwriting Agreement, dated January 12, 2006, among Linn Energy, LLC, Linn Operating, Inc., Linn Energy Holdings, LLC, Chipperco, LLC, Mid Atlantic Well Service, Inc., Quantum Energy Partners II, LP, and RBC Capital Markets Corporation, Lehman Brothers, Inc., A.G. Edwards & Sons, Inc., UBS Securities LLC, KeyBanc Capital Markets, a Division of McDonald Investments, Inc. and Raymond James & Associates, Inc.

3.1	Second Amended and Restated Limited Liability Company Agreement of Linn Energy, LLC, dated January 19, 2006.
99.1	Linn Energy, LLC Press Release, dated January 13, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Linn Energy, LLC

Date: January 19, 2006	/s/ Donald T. Robinson
Donald T. Robinson
Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description
1.1

Underwriting Agreement, dated January 12, 2006, among Linn Energy, LLC, Linn Operating, Inc., Linn Energy Holdings, LLC, Chipperco, LLC, Mid Atlantic Well Service, Inc., Quantum Energy Partners II, LP, and RBC Capital Markets Corporation, Lehman Brothers, Inc., A.G. Edwards & Sons, Inc., UBS Securities LLC, KeyBanc Capital Markets, a Division of McDonald Investments, Inc. and Raymond James & Associates, Inc.

3.1	Second Amended and Restated Limited Liability Company Agreement of Linn Energy, LLC, dated January 19, 2006.
99.1	Linn Energy, LLC Press Release, dated January 13, 2006.